UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22243

T. Rowe Price Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Report to Shareholders

Strategic Income Fund	November 30, 2014

The views and opinions in this report were current as of November 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Economies around the world continue to grow at different speeds, with the Federal Reserve preparing to raise short-term interest rates while the European Central Bank (ECB) and the Bank of Japan search for ways to make their monetary policies more accommodative to avert deflation and stimulate economic growth. Interest rates in many developed markets moved lower during the six-month period ended November 30, 2014, with the yield on the benchmark 10-year U.S. Treasury note falling from 2.48% to 2.18%. From a relative standpoint, this yield appears high versus countries in easing cycles, as the German 10-year government note yielded only 0.70% on November 30, 2014, while the Japanese 10-year government bond yield ended the period at 0.42%. The reappearance of volatility in markets was met with selling pressure in high yield bonds, leading to market value losses in the sector for the reporting period, while the U.S. dollar strengthened markedly against most currencies across developed and emerging markets. These two factors—exposure to emerging market currencies and high yield bonds, along with the fund’s short relative duration—were primarily responsible for the Strategic Income Fund underperforming its benchmark.

PERFORMANCE COMPARISON

The Strategic Income Fund returned 0.56% for the six months ended November 30, 2014, underperforming the Barclays Global Aggregate ex Treasury Bond USD Hedged Index, which returned 2.51%. (Results for Advisor Class shares were slightly lower, reflecting its higher expense ratio.) However, the fund outperformed the Lipper Global Income Funds Average. Based on cumulative total return, the Strategic Income Fund was ranked 41 of 218, 14 of 150, 17 of 118, and 25 of 107 in the Lipper global income funds group for the one-, three-, and five-year and since-inception periods ended November 30, 2014, respectively. (The Lipper since-inception ranking was calculated from December 31, 2008, through November 30, 2014. Past performance cannot guarantee future results.) As shown in the Growth of $10,000 chart on page 14, the fund’s longer-term performance compares favorably with both the benchmark and its peers since its inception in December 2008.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with shorter weighted average maturities—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The fund is a highly diversified fixed income portfolio that invests in a broad range of securities: domestic and foreign, developed and emerging markets, higher risk and higher quality, and government-issued and corporate bonds. The fund represents a more aggressive diversified bond portfolio than many other T. Rowe Price offerings due to its substantial allocation flexibility across higher-risk sectors and foreign bonds and our willingness to deviate significantly from the benchmark when we perceive attractive opportunities. However, the portfolio is designed to typically be less volatile than bond funds concentrated in a single higher-risk sector, such as high yield.

MARKET ENVIRONMENT

The U.S. economy has continued its recovery over the last six months. The economy gained strength and grew at an annualized real rate of 4.6% in the second quarter and 3.9% in the third quarter. The improving economy also helped the labor market as the unemployment rate declined to 5.8% in November, the lowest level since mid-2008. Meanwhile, amid a slowing global economy and falling commodity prices, inflation has remained benign. The recent sharp decline in energy prices has helped solidify this trend.

Improving U.S. economic data also allowed the Fed to end its monthly bond purchases in October. With quantitative easing (QE) no longer a factor, the market’s focus has turned to when the Fed may start to tighten monetary policy by raising short-term interest rates. We think that the combination of declining commodity prices and low inflation is likely to help boost consumer spending and sentiment rather than being a negative, deflationary factor for the U.S. economy.

In an effort to stimulate bank lending, the ECB reduced its benchmark lending rates and began to effectively charge banks to keep reserves at the central bank by making its deposit rates negative. The ECB also started to buy asset-backed securities and certain types of secured debt to try to spark growth, but at this point, it has stopped short of announcing a full-scale QE initiative that would involve purchases of government and corporate bonds. However, the ECB’s efforts to stimulate the region’s economy did not have an immediate effect as growth hovered near 0% and inflation stayed unusually low.

The Bank of England has held its benchmark lending rate at 0.5% since March 2009, although a surprise housing-led economic rebound in the UK has led investors to expect a rate hike sometime in 2015. In contrast, despite the Bank of Japan’s ongoing aggressive QE program and targeted fiscal reforms, the Japanese economy fell into a recession as gross domestic product (GDP) contracted in both the second and third quarters. On October 31, 2014, the Bank of Japan surprised markets by increasing the size of its securities purchases. As of June 30, 2014, the Japanese central bank’s balance sheet assets were worth 53% of Japan’s GDP, far higher than the Fed’s 26% of U.S. GDP and the ECB’s 21% of eurozone GDP.

The yield on the 10-year U.S. Treasury note confounded consensus market expectations by decreasing from 2.48% at the beginning of the reporting period to 2.18% on November 30, with much of the decrease coming near the end of the period. As the yields on high-quality eurozone sovereign debt fell to even more extreme levels, the rates offered by U.S. Treasuries looked attractive in comparison, helping to fuel the rally in U.S. government debt. In addition, the rapid strengthening in the U.S. dollar against nearly all other major currencies drew foreign investors into Treasuries.

In the U.S., sectors with high credit quality, such as Treasuries and agency mortgage-backed securities (MBS), posted solid returns as interest rates declined. Investment-grade corporate debt also generated respectable performance, although credit spreads widened later in the reporting period as a result of increased volatility and the negative effects of the rapid fall in oil prices on bonds issued by energy companies. Declining commodity prices had a much more pronounced impact on high yield bonds, where energy-related issuers account for a meaningful proportion of the market. However, the financial condition of many high yield issuers outside of commodity-related industries remains strong. Bank (or leveraged) loans, which tend to have noninvestment-grade credit ratings and floating interest rates, were less volatile and did not experience as much selling pressure, largely because of the sector’s more limited exposure to oil.

Government bonds issued by eurozone countries as well as eurozone corporate debt performed strongly in local currency terms. While the euro declined against the U.S. dollar, our currency hedging strategy allowed us to avoid the losses on the currency component of eurozone bonds experienced by non-hedged U.S. investors. The yield on the German 10-year sovereign note dropped well below 1% as the region’s economy continued to sputter. Rates on Japanese government debt remained low given the country’s large levels of QE and structural impediments to stronger growth, and the dollar also gained significant ground against the yen during the reporting period.

Emerging market bonds denominated in U.S. dollars generated a slight overall gain, with the performance of individual developing countries diverging significantly. For example, Brazilian sovereign debt fell and experienced volatility as Brazil’s presidential election introduced a level of uncertainty and debate over who was perceived to be a more market-friendly candidate. On the positive side, Turkey’s government debt gained as a result of the beneficial effects of the rapid drop in commodity prices on the oil-importing country’s finances. Almost all emerging market currencies lost ground against the U.S. dollar during the reporting period, with the most significant declines experienced by the currencies of major oil exporters. The Russian ruble, for example, plummeted as falling oil prices made a recession look likely for Russia in 2015. The Mexican peso also declined against the dollar, apparently driven by generalized risk aversion around the oil decline, although Mexico is making more progress toward essential structural reforms than many other developing countries.

PERFORMANCE AND INVESTMENT REVIEW

The portfolio’s exposure to emerging market currencies such as the Brazilian real and the Colombian peso detracted from relative performance as the U.S. dollar rapidly strengthened. In addition, allocations to high yield bonds and loans, which are not included in the benchmark, were negative factors. Interest rate positioning, with a shorter-than-benchmark overall duration, also weighed on returns as longer-term yields on U.S. and European government debt decreased.

On the positive side, our underweight to investment-grade corporate bonds contributed to relative performance as credit spreads widened during the reporting period. Our security selection within the investment-grade corporate sector was also strong—our team of credit analysts helped us avoid exposure to some of the bonds that experienced the most significant selling pressure. The fund’s positioning for declines in the euro and the yen also added value against the benchmark as both currencies fell against the U.S. dollar.

High yield bonds, loans, and emerging market debt form the return-seeking but higher-risk end of our “risk barbell,” while global government bonds and cash provide higher levels of liquidity. The liquid sectors allow us the tactical flexibility to take advantage of buying opportunities if market volatility increases, credit spreads widen, or currencies sell off more than justified by economic fundamentals. We also remain cognizant of diversification across the globe and the potential benefits from interest rate cycles that may not be coordinated across countries or regions.

When determining portfolio allocations among the various fixed income sectors, we actively consider both current liquidity and potential future liquidity. U.S. Treasuries and the sovereign debt of other developed markets, such as Germany and the UK, are typically very liquid. However, liquidity tends to decrease in sectors with increasing amounts of credit risk. Emerging market corporate bonds are an example of a sector where it can be difficult to buy or sell efficiently in a “flight to quality” environment.

We currently find less value in higher-quality credit sectors, where liquidity is somewhat lower than in government debt but quality is generally higher than in high yield or emerging markets bonds. This segment includes U.S. and European investment-grade corporate bonds, where we have reduced the size of our overall allocation.

We believe there is more relative value in high yield bonds and loans, and we are weighting our exposure accordingly. Most high yield issuers continue to have solid fundamentals, and we also think the lower sensitivity to interest rate changes of high yield bonds and loans provides a useful hedge against rising rates in a strengthening economic environment. We did reduce our holdings of high yield bonds as the sector experienced selling pressure during the summer, but we added back exposure as credit spreads became more attractive, consistent with our philosophy of using active tactical allocation. Within high yield, we are underweight energy-related issuers, and we expect ongoing volatility in the sector more broadly as a result of the steep decline in oil prices.

We have also increased the fund’s allocation to emerging market debt denominated in local currencies, which appears to offer some of the most attractive relative value across all fixed income sectors but also carries significant currency and interest rate risk, particularly in the currencies during risk events. We have a positive long-term view on continued economic progress in emerging economies, with their superior growth prospects, and we see the sector as not only a potential source of added return but also as a way to add diversification to the fund. Compared with most major developed economies, emerging markets generally also have higher interest rates and positive inflation-adjusted yields, lower debt levels, and stronger fiscal balances.

Since we expect interest rates to rise in the U.S., our fund’s overall duration is shorter than that of the benchmark. A shorter duration should help mitigate the negative price effects of an increase in rates. However, while we see the risk of rising rates in developed markets—particularly the U.S.—as fairly high, we expect the increase to be gradual and to end at a low level relative to historical averages. As a result, we tactically lengthened the portfolio’s overall duration near the end of the reporting period but still maintain a duration shorter than that of the benchmark. On the other hand, the duration of the portfolio’s emerging markets securities was longer than their duration in the benchmark, as we expect rates to further stabilize or decline as inflation moderates. This duration positioning in emerging markets has been a positive source of return due to falling interest rates during the period, partially offsetting the currency losses on local currency-denominated emerging markets bonds.

In terms of currency exposures, our general strategy has been to use developed market currencies such as the euro and the Japanese yen to fund long positions in select emerging market currencies. We believe that growth in both the eurozone and Japan will be slow, which, in combination with the highly accommodative monetary policies of the Bank of Japan and the ECB, is likely to lead to continued declines in the yen and euro.

Conversely, we think that the stronger growth prospects of some emerging markets will cause their currencies to appreciate from the current attractive valuations, although selectivity is important and volatility is likely to continue given the near-term economic and political challenges that remain. The recent steep fall in commodity prices has also affected the fiscal positions of emerging market countries.

OUTLOOK

The Fed has been preparing markets for a move toward monetary tightening for some time, and we currently expect the first interest rate increase in mid- to late 2015. Despite the drop in energy prices that will put downward pressure on inflation, the Fed is likely on track to raise rates, though we believe the pace of tightening and the ultimate federal funds rate will be slower and lower than in past cycles. In addition, the higher yield of U.S. Treasuries compared with other developed market government bonds could well keep yields across the curve lower than would normally be the case going into a tightening cycle, absent an unexpected rise in inflation expectations. We also think that the strong dollar trend could continue versus other developed market currencies in the near term as a result of falling commodities prices and in anticipation of the Fed’s monetary tightening.

Given the relative strength of the UK and Canadian economies, policy rates in those countries could also move higher. However, European and Japanese rates are likely to remain less tied to these other economies because the lagging economic recoveries in the eurozone and Japan should keep the ECB and the Bank of Japan biased toward continued easing of monetary policies. This divergence in central bank policies, with the Fed starting to tighten while the ECB and the Bank of Japan search for ways to be more accommodative, could lead to increased volatility in global fixed income markets as well as more opportunities to find relative value.

We think that the return potential going forward resides more with emerging economies than developed economies, albeit with a different set of risks. In this uncertain environment, we believe that our strengths in identifying return opportunities and risks, tactically adjusting our portfolio allocations, and performing fundamental credit analysis will allow us to generate solid long-term performance for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Steven C. Huber
Chairman of the fund’s Investment Advisory Committee

December 19, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values.

GLOSSARY

Barclays Asset Backed Securities Index: Tracks the performance of securities backed by assets, including credit card, home equity, and auto loans.

Barclays CMBS ERISA-Eligible Index: An unmanaged index that tracks the performance of commercial mortgage-backed securities.

Barclays Global Aggregate ex Treasury Bond USD Hedged Index: Tracks the global investment-grade fixed rate debt markets, excluding U.S. Treasury securities, and is hedged to the dollar.

Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Agency Bond Index: Tracks the performance of securities issued by U.S. agencies such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank.

Barclays U.S. Corporate Investment Grade Bond Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Barclays U.S. Mortgage Backed Securities Index: An index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac.

Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: Equivalent to one one-hundredth of a percentage point (or 0.01%)

Credit spreads: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 21.9%		
FINANCIAL INSTITUTIONS 3.9%		
Banking 2.1%		
AKBank, 7.50%, 2/5/18 (TRY)	300	128
Ally Financial, 8.00%, 3/15/20	197	233
Banco do Estado do Rio Grande do Sul, 7.375%, 2/2/22	400	423
Bank of Georgia, 7.75%, 7/5/17 (1)	200	211
BBVA, 6.50%, 3/10/21	200	222
BBVA, VR, 3.50%, 4/11/24 (EUR)	200	257
BBVA, VR, 5.25%, 9/22/29 (1)	85	87
BNP Paribas, VR, 2.875%, 3/20/26 (EUR)	200	256
BPCE, 5.70%, 10/22/23 (1)	910	982
Co-Operative Bank, 2.375%, 10/23/15 (EUR)	100	118
Erste Group Bank, 7.125%, 10/10/22 (EUR)	100	151
Goldman Sachs, 4.50%, 1/30/17 (EUR)	150	202
GTB Finance, 6.00%, 11/8/18 (1)	200	194
HBOS, 5.374%, 6/30/21 (EUR)	100	138
ICICI Bank, VR, 6.375%, 4/30/22	200	209
Intesa Sanpaolo, 4.125%, 4/14/20 (EUR)	100	144
Morgan Stanley, 5.00%, 11/24/25	875	937
Morgan Stanley, 5.375%, 8/10/20 (EUR)	100	153
Nationwide Building Society, 6.75%, 7/22/20 (EUR)	100	155
Popular, 7.00%, 7/1/19	210	212
Turkiye Garanti Bankasi, 7.375%, 3/7/18 (TRY)	300	128
Turkiye Is Bankasi, 6.00%, 10/24/22	200	205
Turkiye Is Bankasi, 7.85%, 12/10/23 (1)	200	228
UniCredit, 3.625%, 1/24/19 (EUR)	100	138
		6,111

Brokerage Asset Managers Exchanges 0.1%		
Neuberger Berman, 5.875%, 3/15/22 (1)	270	286
		286
Finance Companies 0.2%		
CIT Group, 6.625%, 4/1/18 (1)	470	512
		512
Financial Other 0.6%		
Icahn Enterprises, 6.00%, 8/1/20	500	523
Link Finance Cayman 2009, 3.60%, 9/3/24	710	715
Walter Investment Management, 7.875%, 12/15/21	650	585
		1,823
Insurance 0.6%		
Allianz Finance II, VR, 5.75%, 7/8/41 (EUR)	100	147
Aviva, VR, 6.875%, 5/22/38 (EUR)	100	144
Axa, VR, 5.25%, 4/16/40 (EUR)	100	141
Cloverie, VR, 7.50%, 7/24/39 (EUR)	100	153
Humana, 3.85%, 10/1/24	690	697
Metropolitan Light International, 5.25%, 1/17/18	400	404
		1,686
Real Estate Investment Trusts 0.3%		
Anka A Sukuk, 10.00%, 8/25/16 (AED)	1,500	454
Damac Real Estate Development, 4.97%, 4/9/19	590	568
		1,022
Total Financial Institutions		11,440
INDUSTRIAL 17.4%		
Basic Industry 1.1%		
Alcoa, 5.125%, 10/1/24	635	667

Consolidated Energy Finance, 6.75%, 10/15/19 (1)	200	201
First Quantum Minerals, 7.25%, 5/15/22 (1)	400	387
Mercer International, 7.00%, 12/1/19 (1)	1,075	1,088
Samarco Mineracao, 5.375%, 9/26/24 (1)	200	192
Vedanta Resources, 7.125%, 5/31/23	400	384
Yasar Holdings, 8.875%, 5/6/20 (1)	200	208
Yasar Holdings, 9.625%, 10/7/15	200	204
		3,331
Capital Goods 1.1%		
Arcelik, 5.00%, 4/3/23	500	484
Beverage Packaging Holdings, 6.00%, 6/15/17 (1)	350	348
Lafarge, 4.75%, 9/30/20 (EUR)	200	293
Nortek, 8.50%, 4/15/21	290	313
Odebrecht Finance, 7.125%, 6/26/42	400	379
Odebrecht Finance, 8.25%, 4/25/18 (BRL)(1)	600	204
Odebrecht Offshore Drilling Finance, 6.625%, 10/1/23 (1)	195	191
Turkiye Sise ve Cam Fabrikalari, 4.25%, 5/9/20	400	400
Votorantim Cimentos, 3.25%, 4/25/21 (EUR)(1)	200	254
Votorantim Cimentos, 7.25%, 4/5/41	400	412
		3,278
Communications 6.9%		
Altice Financing, 6.50%, 1/15/22 (1)	325	327
Altice Financing, 7.75%, 5/15/22 (1)	400	413
Altice Financing, 8.125%, 1/15/24 (1)	10	10
America Movil, 6.45%, 12/5/22 (MXN)	2,000	144
American Tower, 3.50%, 1/31/23	725	705
Arqiva Broadcasting, 9.50%, 3/31/20 (GBP)(1)	600	1,029
B Communications, 7.375%, 2/15/21 (1)	225	242

Banglalink Digital, 8.625%, 5/6/19 (1)	350	368
Bankrate, 6.125%, 8/15/18 (1)	270	255
Bharti Airtel International, 4.00%, 12/10/18 (EUR)	300	406
Bharti Airtel International, 5.125%, 3/11/23	400	433
Bharti Airtel International, 5.35%, 5/20/24 (1)	200	219
Cequel Communications, 5.125%, 12/15/21 (1)	465	449
Cequel Communications, 6.375%, 9/15/20 (1)	400	413
Charter Communications, 6.625%, 1/31/22	1,045	1,110
Digicel, 8.25%, 9/30/20	350	361
GCX, 7.00%, 8/1/19 (1)	305	320
Globo Communicacoes, 4.875%, 4/11/22	200	208
Intelsat Jackson Holdings, 5.50%, 8/1/23	490	481
Intelsat Jackson Holdings, 6.625%, 12/15/22	325	339
Lynx II, 6.375%, 4/15/23 (1)	775	827
Outerwall, 6.00%, 3/15/19	375	370
PCCW - HKT Capital, 5.75%, 4/17/22	200	218
ProSiedenSat.1 Media, 2.625%, 4/15/21 (EUR)	100	129
SBA Tower Trust, 2.898%, 10/15/44 (1)	645	650
SBA Tower Trust, 3.598%, 4/15/43 (1)	1,050	1,057
Sirius XM Radio, 5.75%, 8/1/21 (1)	1,255	1,308
Sprint Nextel, 7.125%, 6/15/24	1,205	1,193
Sprint Nextel, 9.00%, 11/15/18 (1)	670	776
T-Mobile USA, 6.00%, 3/1/23	1,275	1,297
T-Mobile USA, 6.633%, 4/28/21	110	113
TBG Global, 4.625%, 4/3/18	600	601
Telecom Italia, 5.25%, 2/10/22 (EUR)	50	70
Telecom Italia, 6.125%, 12/14/18 (EUR)	100	142
Turk Telekomunikasyon, 4.875%, 6/19/24 (1)	600	611
Univision Communications, 5.125%, 5/15/23 (1)	290	304

Consumer Non-Cyclical 1.7%		
Avon Products, 5.00%, 3/15/23	650	606
BRF - Brasil Foods, 7.75%, 5/22/18 (BRL)	300	102
Capella Healthcare, 9.25%, 7/1/17	425	444
Community Health Systems, 6.875%, 2/1/22	1,265	1,341
Controladora Mabe, 7.875%, 10/28/19	100	112
Cosan Luxembourg, 9.50%, 3/14/18 (BRL)	615	216
HCA, 7.50%, 2/15/22	335	384
Marfrig Holding Europe, 8.375%, 5/9/18	300	313
Marfrig Overseas, 9.50%, 5/4/20	350	376
MHP, 8.25%, 4/2/20	400	322
Minerva Luxembourg, 7.75%, 1/31/23	200	207
Post Holdings, 7.375%, 2/15/22	220	222
WM Morrison Supermarkets, 2.25%, 6/19/20 (EUR)	300	379
		5,024
Energy 2.3%		
AmeriGas Finance, 7.00%, 5/20/22	245	260
Antero Resources Finance, 6.00%, 12/1/20	845	847
Bill Barrett, 7.00%, 10/15/22	40	36
Concho Resources, 5.50%, 4/1/23	790	780
EQT Midstream Partners, 4.00%, 8/1/24	1,340	1,332
Markwest Energy Partners, 4.50%, 7/15/23	660	644
NGL Energy, 5.125%, 7/15/19 (1)	125	125
Niska Gas Storage Canada, 6.50%, 4/1/19 (1)	100	82
Odebrecht Offshore Drilling Finance, 6.75%, 10/1/22 (1)	191	188
Offshore Drilling, VR, 8.625%, 9/20/20	300	304
Pacific Rubiales Energy, 5.125%, 3/28/23	400	371
Penn Virginia, 7.25%, 4/15/19	375	324
Reliance Holdings USA, 5.40%, 2/14/22	250	276

Seventy Seven Energy, 6.50%, 7/15/22 (1)	1,005	774
Suburban Propane Partners, 7.375%, 8/1/21	32	34
Targa Resources, 4.125%, 11/15/19 (1)	425	426
		6,803
Industrial Other 0.1%		
Mriya Agro Holding, 9.45%, 4/19/18 (2)(3)	600	99
Red Carreteras Occide, 9.00%, 6/10/28 (MXN)(1)	2,000	141
		240
Technology 1.2%		
BCP Singapore VI Cayman Financing, 8.00%, 4/15/21 (1)	475	488
Equinix, 5.375%, 1/1/22	825	833
First Data, 6.75%, 11/1/20 (1)	341	363
First Data, 12.625%, 1/15/21	760	905
Infor Software, PIK, 7.125%, 5/1/21 (1)	550	550
Keysight Technologies, 4.55%, 10/30/24 (1)	525	526
		3,665
Transportation 0.7%		
American Airlines, 4.95%, 7/15/24	665	713
Emirates Airlines, 4.50%, 2/6/25	400	405
Mersin Ulus Liman, 5.875%, 8/12/20	300	325
United Continental Holdings, 6.00%, 7/15/26	800	764
		2,207
Total Industrial		51,410
UTILITY 0.6%		
Electric 0.4%		
Enel, VR, 5.00%, 1/15/75 (EUR)	300	397

Rushydro Finance, 7.875%, 10/28/15 (RUB)	32,400	611
		1,008
Natural Gas 0.2%		
ENN Energy Holdings, 6.00%, 5/13/21	400	450
Talent Yield Investments, 4.50%, 4/25/22	200	211
		661
Total Utility		1,669
Total Corporate Bonds (Cost $65,402)		64,519
ASSET-BACKED SECURITIES 3.5%		
Car Loan 0.8%		
Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (1)	135	139
AmeriCredit Automobile Receivables Trust Series 2012-1, Class C 2.67%, 1/8/18	45	46
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	95	96
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	65	66
AmeriCredit Automobile Receivables Trust Series 2014-2, Class D 2.57%, 7/8/20	395	392
Avis Budget Rental Car Funding (AESOP) Series 2013-1A, Class A 1.92%, 9/20/19 (1)	495	493
Capital Auto Receivables Asset Trust Series 2013-1, Class B 1.29%, 4/20/18	30	30

Invitation Homes Trust Series 2014-SFR1, Class A, CMO, ARM 1.155%, 6/17/31 (1)	585	578
		897

Credit Card 0.3%

American Express Credit Account Master Trust Series 2012-5, Class C 1.07%, 5/15/18 (1)	115	115
Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (1)	590	603
World Financial Network Credit Card Master Trust Series 2010-A, Class A 3.96%, 4/15/19	185	188
		906

Other Asset-Backed Securities 1.8%

CKE Restaurants Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	792	811
Diamond Resorts Owner Trust Series 2014-1, Class B 2.98%, 5/20/27 (1)	2,200	2,199
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	635	630
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (1)	498	497
Holmes Master Issuer Series 2012-1A, Class A2, CMO, VR 1.881%, 10/15/54 (1)	234	235
Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 2.431%, 10/15/54 (1)	300	312

Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	140	141
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/20/31 (1)	270	269
Sierra Receivables Funding Series 2013-1A, Class A 1.59%, 11/20/29 (1)	250	250
		5,344
Whole Business 0.3%		
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	652	692
		692
Total Asset-Backed Securities (Cost $10,280)		10,289
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 7.5%		
Collateralized Mortgage Obligations 4.1%		
Adjustable Rate Mortgage Trust Series 2005-8, Class 7A31, CMO, ARM 0.395%, 11/25/35	21	21
Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 0.455%, 2/20/35	48	45
Bank of America Mortgage Securities Series 2005-B, Class 2A1, CMO, ARM 2.66%, 3/25/35	190	172
Bear Stearns Alt-A Trust Series 2006-1, Class 11A1, CMO, ARM 0.635%, 2/25/36	702	579
Connecticut Avenue Securities Series 2014-C04, Class 1M1, CMO, ARM 2.105%, 11/25/24	1,190	1,190

Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.255%, 11/25/24	620	620
Countrywide Alternative Loan Trust Series 2004-33, Class 4A1, CMO, ARM 2.435%, 12/25/34	437	419
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 42A1, CMO 5.00%, 10/27/36 (1)	11	12
Deutsche Alt-A Securities Series 2005-2, Class 1A1, CMO, ARM 0.555%, 4/25/35	153	134
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 0.994%, 9/19/44	548	522
DSLA Mortgage Loan Trust Series 2004-AR4, Class 2A1A, CMO, ARM 0.514%, 1/19/45	674	593
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, CMO, ARM 0.414%, 8/19/45	942	843
GMAC Mortgage Corporation Loan Trust Series 2005-AR3, Class 5A1, CMO, ARM 5.073%, 6/19/35	139	139
Greenpoint Mortgage Funding Trust Series 2005-AR1, Class A1, CMO, ARM 0.635%, 6/25/45	693	549
Harborview Mortgage Loan Trust Series 2005-2, Class 2A1A, CMO, ARM 0.374%, 5/19/35	380	316
Harborview Mortgage Loan Trust Series 2006-9, Class 2A1A, CMO, ARM 0.364%, 11/19/36	754	556
Homebanc Mortgage Trust Series 2005-4, Class A1, CMO, ARM 0.425%, 10/25/35	389	354
Homebanc Mortgage Trust Series 2005-4, Class A2, CMO, ARM 0.485%, 10/25/35	554	496

IndyMac Index Mortgage Loan Trust Series 2005-AR18, Class 2A1B, CMO, ARM 0.935%, 10/25/36	539	417
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, CMO, ARM 0.345%, 6/25/37	156	147
JPMorgan Mortgage Trust Series 2005-ALT1, Class 1A1, CMO, ARM 0.455%, 10/25/35	422	320
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 2.106%, 2/25/40	3	3
Sequoia Mortgage Trust Series 2013-6, Class A1, CMO, ARM 2.50%, 5/25/43	413	397
Sequoia Mortgage Trust Series 2013-7, Class A2, CMO, ARM 3.00%, 6/25/43	199	197
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.555%, 8/25/24	670	665
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.355%, 9/25/24	450	436
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1, CMO, ARM 1.805%, 10/25/24	1,080	1,080
SunTrust Adjustable Rate Mortgage Loan Series 2007-2, Class 5A1, CMO, ARM 5.492%, 4/25/37	369	335
WaMu Mortgage PTC Series 2005-AR11, Class A1C3, CMO, ARM 0.665%, 8/25/45	305	269
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.376%, 9/25/35	30	30
WaMu Mortgage PTC Series 2005-AR13, Class A1A1, CMO, ARM 0.445%, 10/25/45	33	32

Wells Fargo Mortgage-Backed Securities Trust Series 2006-2, Class 2A1, CMO, ARM 0.855%, 3/25/36	137	112
		12,000
Commercial Mortgage-Backed Securities 2.1%		
Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 6.046%, 7/10/44	975	1,007
Banc of America Commercial Mortgage Series 2006-4, Class AJ, ARM 5.695%, 7/10/46	515	534
Banc of America Commercial Mortgage Series 2006-5, Class AM 5.448%, 9/10/47	225	238
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 6.014%, 2/10/51	470	516
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class AMFX, ARM 5.366%, 12/11/49	1,170	1,223
Commercial Mortgage PTC Series 2013-CR13, Class C, ARM 4.914%, 12/10/23	305	324
Commercial Mortgage PTC Series 2014-CR15, Class C, ARM 4.92%, 2/10/47	255	272
Credit Suisse Mortgage Capital Certificates Series 2007-C3, Class AM, ARM 5.892%, 6/15/39	615	647
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.891%, 2/12/49	200	214
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD11, Class AM, ARM 5.975%, 6/15/49	515	540
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class AM, ARM 6.197%, 2/15/51	325	357

LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.32%, 4/15/41	60	67
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM, ARM 5.782%, 8/12/43	235	250
		6,189
Home Equity 1.3%		
Citigroup Mortgage Loan Trust Series 2007-WFH3, Class A2, ARM 0.315%, 6/25/37	295	277
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, ARM 1.76%, 1/25/34	117	109
GSAA Home Equity Trust Series 2005-11, Class 2A1, ARM 0.435%, 10/25/35	76	69
GSAA Home Equity Trust Series 2005-14, Class 2A3, ARM 0.505%, 12/25/35	442	365
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 0.585%, 6/25/35	295	276
GSAA Home Equity Trust Series 2005-MTR1, Class A4, ARM 0.525%, 10/25/35	524	502
GSAA Home Equity Trust Series 2007-7, Class 2A1, ARM 0.21%, 7/25/37	509	444
HSI Asset Securitization Trust Series 2007-WF1, Class 2A3, ARM 0.325%, 5/25/37	132	128
JPMorgan Mortgage Acquisition Series 2006-NC1, Class A4, ARM 0.325%, 4/25/36	451	442
Renaissance Home Equity Loan Trust Series 2007-1, Class AF1, ARM 5.742%, 4/25/37	1,281	733

Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	148	153
Wells Fargo Home Loan Equity Trust Series 2006-3, Class A2, ARM 0.305%, 1/25/37	330	302
		3,800
Total Non-U.S. Government Mortgage-Backed Securities (Cost $21,740)		21,989

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 6.0%

U.S. Government Agency Obligations 5.2% (4)

Federal Home Loan Mortgage		
4.00%, 10/1/40 - 12/1/41	778	832
4.50%, 6/1/39 - 9/1/40	144	157
5.00%, 11/1/36 - 8/1/40	212	236
5.50%, 10/1/38	23	25
Federal National Mortgage Assn.		
3.50%, 11/1/42	1,072	1,119
4.00%, 1/1/41 - 2/1/42	481	515
4.50%, 7/1/39 - 9/1/42	1,091	1,189
5.00%, 7/1/33 - 6/1/40	1,424	1,583
5.50%, 4/1/35 - 6/1/38	1,721	1,931
6.00%, 4/1/35 - 10/1/38	546	621
6.50%, 9/1/36 - 8/1/37	132	153
Federal National Mortgage Assn., TBA, 3.50%, 1/1/41	6,665	6,947
		15,308

U.S. Government Obligations 0.8%

Government National Mortgage Assn.		
2.50%, 2/20 - 5/20/43	1,084	1,072

3.50%, 9/15/41	152	160
4.00%, 11/20/40	868	934
Government National Mortgage Assn., CMO, IO		
4.00%, 2/20/43	261	53
4.50%, 11/20/37 - 12/20/39	949	120
		2,339
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $17,197)		17,647

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 4.4%

U.S. Government Agency Obligations 0.5% (4)		
Federal National Mortgage Assn., 0.875%, 10/26/17	1,500	1,496
		1,496
U.S. Treasury Obligations 3.9%		
U.S. Treasury Bonds, 4.50%, 2/15/36 (5)	870	1,131
U.S. Treasury Bonds, 5.375%, 2/15/31	1,570	2,165
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	4,496	4,389
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	2,581	2,631
U.S. Treasury Notes, 1.50%, 12/31/18 (5)	1,100	1,109
		11,425
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $12,707)		12,921

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 35.6%

Local Authorities 2.0%		
Province of British Columbia, 2.00%, 10/23/22	1,245	1,218
Province of Manitoba, 2.10%, 9/6/22	1,245	1,218
Province of Ontario, 1.20%, 2/14/18	1,170	1,167

Province of Quebec, 2.75%, 8/25/21	1,165	1,192
Province of Quebec, 7.50%, 9/15/29	840	1,229
		6,024
Owned No Guarantee 4.2%		
Banco Nacional de Costa Rica, 6.25%, 11/1/23 (1)	400	405
DP World, 6.85%, 7/2/37	360	416
Empresas Public Medellin, 7.625%, 9/10/24 (COP)	1,679,000	771
Eskom Holdings, 6.75%, 8/6/23	200	217
Export Credit Bank of Turkey, 5.00%, 9/23/21	1,000	1,036
Export-Import Bank of India, 3.875%, 10/2/19	1,550	1,611
Export-Import Bank of India, 9.45%, 1/22/19 (INR)	35,000	588
Israel Electric, 6.875%, 6/21/23 (1)	200	230
Israel Electric, 9.375%, 1/28/20	200	250
Kazmunaigaz Finance, 4.40%, 4/30/23	200	194
Kazmunaigaz Finance, 5.75%, 4/30/43	600	564
NTPC, 4.375%, 11/26/24	320	326
Pelabuhan Indonesia III, 4.875%, 10/1/24 (1)	645	666
Pertamina, 5.625%, 5/20/43	1,000	972
Perusahaan Gas Negara, 5.125%, 5/16/24 (1)	200	209
Petrobras Global Finance, 4.375%, 5/20/23	200	185
Petrobras Global Finance, 5.625%, 5/20/43	200	174
Petrobras Global Finance, 6.25%, 3/17/24	135	139
Petrobras Global Finance, 7.25%, 3/17/44	100	105
Petrobras International Finance, 4.875%, 3/7/18 (EUR)	150	195
Petroleos de Venezuela, 5.125%, 10/28/16	494	349
Petroleos de Venezuela, 5.25%, 4/12/17	50	31
Petroleos de Venezuela, 8.50%, 11/2/17	1,214	853
Petroleos de Venezuela, 9.75%, 5/17/35	230	124
Petroleos Mexicanos, 7.19%, 9/12/24 (MXN)(1)	3,110	228

Ruwais Power, 6.00%, 8/31/36	200	229
Sberbank of Russia, VR, 5.50%, 2/26/24	600	504
Turkiye Halk Bankasi, 3.875%, 2/5/20	400	395
YPF Sociedad Anonima, 8.75%, 4/4/24 (1)	375	391
		12,357
Sovereign 6.6%		
Dominican Republic, 7.50%, 5/6/21	360	407
Financing of Infrastructure, 9.00%, 12/7/17	200	155
Government of Barbados, 6.625%, 12/5/35	100	85
Government of Bermuda, 4.138%, 1/3/23 (1)	1,370	1,374
Government of Bermuda, 4.854%, 2/6/24 (1)	200	209
Government of Bermuda, 4.854%, 2/6/24	200	209
Government of Egypt, 6.875%, 4/30/40	400	427
Government of Jamaica, 7.625%, 7/9/25	415	446
Government of Mongolia, 5.125%, 12/5/22	600	541
Government of Ukraine, 6.25%, 6/17/16	800	637
Government of Ukraine, 9.25%, 7/24/17	200	159
Islamic Republic of Pakistan, 6.75%, 12/3/19 (1)	350	350
Islamic Republic of Pakistan, 8.25%, 4/15/24	800	846
Perusahaan Penerbit SBSN Indonesia, 3.30%, 11/21/22	2,295	2,215
Republic of Argentina, 7.00%, 10/3/15	200	194
Republic of Argentina, 7.00%, 4/17/17	310	290
Republic of Argentina, 8.28%, 12/31/33	84	78
Republic of Argentina, 8.75%, 6/2/17 (2)(3)	40	37
Republic of Argentina, 8.75%, 5/7/24	970	942
Republic of Brazil, 5.00%, 1/27/45	200	199
Republic of Brazil, 5.625%, 1/7/41	100	110
Republic of El Salvador, 6.375%, 1/18/27 (1)	45	46
Republic of Ghana, 8.125%, 1/18/26 (1)	200	199

Republic of Hungary, 5.375%, 2/21/23	114	125
Republic of Hungary, 5.375%, 3/25/24	500	548
Republic of Hungary, 6.25%, 1/29/20	270	307
Republic of Iceland, 5.875%, 5/11/22	100	113
Republic of Indonesia, 3.375%, 4/15/23	500	488
Republic of Namibia, 5.50%, 11/3/21	200	217
Republic of Serbia, 4.875%, 2/25/20	800	821
Republic of Serbia, 5.25%, 11/21/17 (1)	200	210
Republic of Serbia, 7.25%, 9/28/21	600	690
Republic of Slovenia, 4.125%, 2/18/19 (1)	335	354
Republic of Slovenia, 5.25%, 2/18/24 (1)	200	221
Republic of Slovenia, 5.85%, 5/10/23	2,075	2,370
Republic of Slovenia, 5.85%, 5/10/23 (1)	350	400
Republic of Turkey, 4.557%, 10/10/18 (1)	200	212
Republic of Turkey, 6.00%, 1/14/41	1,000	1,152
Republic of Zambia, 8.50%, 4/14/24 (1)	600	678
Socialist Republic of Vietnam, 4.80%, 11/19/24 (1)	200	205
United Republic of Tanzania, VR, 6.329%, 3/9/20	200	213
		19,479
Treasuries 22.8%		
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17 (BRL)	6,794	2,548
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23 (BRL)	4,530	1,612
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/25 (BRL)	8,012	2,804
Brazil Notas do Tesouro Nacional, Inflation-Indexed Series B, 6.00%, 5/15/45 (BRL)	1,469	1,476
Federal Republic of Germany, 2.00%, 8/15/23 (EUR)	4,460	6,240
Government of China, 1.94%, 8/18/18 (CNH)	21,000	3,302
Government of China, 3.02%, 6/27/18 (CNH)	1,000	164
Government of China, 3.09%, 11/22/18 (CNH)	1,000	164

Government of Egypt , Zero Coupon, 1/20/15 (EGP)	5,325	733
Government of India, 8.12%, 12/10/20 (INR)	163,000	2,631
Government of Malaysia, 5.734%, 7/30/19 (MYR)	2,674	859
Government of Romania, 5.85%, 4/26/23 (RON)	6,780	2,221
Government of Singapore, 3.00%, 9/1/24 (SGD)	8,505	6,997
Government of the United Kingdom, 2.25%, 9/7/23 (GBP)	995	1,610
Government of the United Kingdom, 4.25%, 6/7/32 (GBP)	235	464
Hellenic Republic, 4.75%, 4/17/19 (EUR)(1)	205	232
Hellenic Republic, VR, 2.00%, 2/24/27 (EUR)	230	175
Kingdom of Thailand, 3.625%, 6/16/23 (THB)	21,415	694
Kingdom of Thailand, Inflation-Indexed, 1.20%, 7/14/21 (THB)	32,738	958
Mexican Udibonos, 7.75%, 11/13/42 (MXN)	33,220	2,700
Mexican Udibonos, Inflation-Indexed, 2.50%, 12/10/20 (MXN)	7,082	523
Republic of Chile, 5.50%, 8/5/20 (CLP)	171,500	297
Republic of Colombia, 7.00%, 5/4/22 (COP)	4,412,000	2,070
Republic of Colombia, 7.75%, 4/14/21 (COP)	2,650,000	1,350
Republic of Colombia, 9.85%, 6/28/27 (COP)	527,000	312
Republic of Hungary, 4.00%, 4/25/18 (HUF)	307,540	1,309
Republic of Hungary, 6.50%, 6/24/19 (HUF)	539,600	2,542
Republic of Indonesia, 6.375%, 4/15/42 (IDR)	2,474,000	160
Republic of Indonesia, 7.00%, 5/15/22 (IDR)	11,800,000	930
Republic of Indonesia, 7.875%, 4/15/19 (IDR)	19,259,000	1,596
Republic of Indonesia, 11.00%, 9/15/25 (IDR)	3,750,000	375
Republic of Peru, 5.20%, 9/12/23 (PEN)	3,976	1,355
Republic of Philippines, 4.95%, 1/15/21 (PHP)	30,000	700
Republic of Serbia, 10.00%, 9/28/15 (RSD)	30,000	315
Republic of Serbia, 10.00%, 11/8/17 (RSD)	25,000	260
Republic of Serbia, Zero Coupon, 12/18/14 (RSD)	58,000	598
Republic of South Africa, 8.00%, 12/21/18 (ZAR)	19,191	1,811

Republic of South Africa, 8.25%, 9/15/17 (ZAR)	10,838	1,024
Republic of Sri Lanka, 8.00%, 9/1/16 (LKR)	58,130	455
Republic of Sri Lanka, 8.50%, 11/1/15 (LKR)	60,220	468
Republic of Sri Lanka, 11.00%, 8/1/15 (LKR)	23,700	187
Republic of Sri Lanka, Zero Coupon, 3/13/15 (LKR)	55,000	413
Republic of Sri Lanka, Zero Coupon, 7/3/15 (LKR)	11,400	84
Republic of Turkey, 10.50%, 1/15/20 (TRY)	698	355
Republic of Turkey, Inflation-Indexed, 3.00%, 8/2/23 (TRY)	1,813	919
Russian Federation, 7.40%, 6/14/17 (RUB)	42,808	790
Socialist Republic of Vietnam, 5.90%, 3/15/16 (VND)	14,200,000	677
State of Israel, 4.25%, 3/31/23 (ILS)	1,930	582
State of Israel, 6.00%, 2/28/19 (ILS)	1,630	508
United Mexican States, 5.00%, 6/15/17 (MXN)	27,639	2,041
United Mexican States, 6.50%, 6/9/22 (MXN)	19,105	1,452
United Mexican States, 8.50%, 11/18/38 (MXN)	9,635	843
United Mexican States, 10.00%, 11/20/36 (MXN)	14,709	1,467
		67,352
Total Foreign Government Obligations & Municipalities (Cost $106,339)		105,212

MUNICIPAL SECURITIES 0.5%

Guam 0.0%		
Guam Power Auth., 7.50%, 10/1/15	15	15
		15
Puerto Rico 0.5%		
Commonwealth of Puerto Rico, 8.00%, 7/1/35	1,055	905
Government Dev. Bank of Puerto Rico, 3.448%, 2/1/15	90	89
Government Dev. Bank of Puerto Rico, 3.80%, 8/1/15	200	189

Government Dev. Bank of Puerto Rico, 5.00%, 12/1/15	410	391
		1,574
Total Municipal Securities (Cost $1,642)		1,589
CONVERTIBLE BONDS 0.5%		
INDUSTRIAL 0.5%		
Capital Goods 0.3%		
Danaher, Zero Coupon, 1/22/21	298	724
		724
Communications 0.2%		
Mercadolibre, 2.25%, 7/1/19 (1)	54	69
Priceline Group, 0.35%, 6/15/20	80	90
Priceline Group, 1.00%, 3/15/18	114	154
Verisign, VR, 4.086%, 8/15/37	123	222
		535
Other Industrial 0.0%		
Salesforce.com, 0.25%, 4/1/18	43	49
		49
Transportation 0.0%		
AirTran Holdings, 5.25%, 11/1/16	36	104
		104
Total Convertible Bonds (Cost $1,154)		1,412
CONVERTIBLE PREFERRED STOCKS 0.5%		
Banking 0.1%		
Bank of America, Series L	—	134

KeyCorp, Series A	—	26
		160
Capital Goods 0.1%		
United Technologies	6	331
		331
Communications 0.2%		
American Tower, Series A	2	193
Crown Castle, Series A	5	552
		745
Electric 0.1%		
Exelon	4	187
		187
Energy 0.0%		
Chesapeake Energy	1	94
		94
Total Convertible Preferred Stocks (Cost $1,403)		1,517
BOND MUTUAL FUNDS 11.7%		
T. Rowe Price Institutional Emerging Markets Bond Fund, 5.65% (6)(7)	74	667
T. Rowe Price Institutional Floating Rate Fund, 4.36% (6)(7)	1,968	19,974
T. Rowe Price Institutional High Yield Fund, 5.60% (6)(7)	1,463	13,931
Total Bond Mutual Funds (Cost $33,796)		34,572
SHORT-TERM INVESTMENTS 9.2%		
Money Market Funds 9.2%		
T. Rowe Price Reserve Investment Fund, 0.06% (6)(8)	27,283	27,283
Total Short-Term Investments (Cost $27,283)		27,283

Total Investments in Securities	
101.3% of Net Assets (Cost $298,943)	**$ 298,950**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $39,075 and represents 13.2% of net assets.

(2) In default with respect to payment of interest.

(3) Non-income producing

(4) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(5) At November 30, 2014, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(6) Affiliated Companies

(7) SEC 30-day yield

(8) Seven-day yield

AED United Arab Emirates Dirham
ARM Adjustable Rate Mortgage
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CLP Chilean Peso
CMO Collateralized Mortgage Obligation
CNH Offshore China Renminbi
COP Colombian Peso
EGP Egyptian Pound
EUR Euro
GBP British Pound
HUF Hungarian Forint
IDR Indonesian Rupiah
ILS Israeli Shekel
INR Indian Rupee
IO Interest Only
JPY Japanese Yen
KRW South Korean Won
LKR Sri Lankan Rupee
MXN Mexican Peso
MYR Malaysian Ringgit
NOK Norwegian Krone
NZD New Zealand Dollar
PEN Peruvian New Sol
PHP Philippines Peso
PIK Payment-in-kind
PLN Polish Zloty

(Amounts in 000s)

Swaps 0.0%

Bilateral Swaps 0.0%

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Gain (Loss)
Credit Default Swaps, Protection Bought 0.0%				
Citibank, Protection Bought (Relevant Credit: Time Warner Cable, 5.85%, 5/1/17), Pay 1.00% Receive upon credit default, 12/20/19	420	$ (9)	$ (10)	$ 1
Goldman Sachs, Protection Bought (Relevant Credit: Time Warner Cable, 5.85%, 5/1/17), Pay 1.00%, Receive upon credit default, 12/20/19	160	(3)	(3)	—
JPMorgan Chase, Protection Bought (Relevant Credit: Amgen, 2.50%, 11/15/16), Pay 1.00% Receive upon credit default, 3/20/19	385	(13)	(9)	(4)
JPMorgan Chase, Protection Bought (Relevant Credit: People's Republic of China), Pay 1.00% Receive upon credit default, 12/20/19	100	(1)	(1)	—
JPMorgan Chase, Protection Bought (Relevant Credit: Time Warner Cable, 5.85%, 5/1/17), Pay 1.00%, Receive upon credit default, 12/20/19	305	(7)	(7)	—
JPMorgan Chase, Protection Bought (Relevant Credit: United Utilities, 6.875%, 8/15/28), Pay 1.00%, Receive upon credit default 6/20/17 (EUR)	100	(2)	(1)	(1)
Total Bilateral Credit Default Swaps, Protection Bought			(31)	(4)
Credit Default Swaps, Protection Sold 0.0%				
JPMorgan Chase, Protection Sold (Relevant Credit: Humana, 6.30%, 8/1/18, $114.58*) Receive 1.00%, Pay upon credit default 12/20/18	310	7	1	6
Total Bilateral Credit Default Swaps, Protection Sold			1	6
Total Bilateral Swaps			$ (30)	$ 2

*Market price at November 30, 2014

**Includes interest purchased or sold but not yet collected of $2

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	1/9/15	USD	4,418	EUR	3,485	$ 81
Bank of America Merrill Lynch	1/27/15	USD	7,179	SGD	9,150	161
Bank of America Merrill Lynch	1/29/15	USD	1,654	NZD	2,120	2
Barclays Bank	12/17/14	ZAR	14,225	USD	1,267	14
Barclays Bank	1/14/15	SEK	19,195	USD	2,605	(30)
Barclays Bank	1/14/15	USD	2,418	NOK	16,625	59
Barclays Bank	2/23/15	PLN	14,905	USD	4,403	15
Barclays Bank	2/23/15	USD	708	ZAR	8,071	(11)
BNP Paribas	12/17/14	USD	1,276	ZAR	14,225	(4)
BNP Paribas	1/30/15	USD	1,624	EUR	1,295	12
BNP Paribas	2/17/15	USD	2,045	GBP	1,300	13
BNP Paribas	2/23/15	MXN	20,198	USD	1,474	(31)
BNP Paribas	2/23/15	USD	825	BRL	2,133	13
CIBC World Markets	2/23/15	PEN	1,126	USD	381	—
Citibank	12/15/14	USD	2,810	NZD	3,465	97
Citibank	12/15/14	ZMW	7,611	USD	1,179	20
Citibank	1/22/15	USD	1,271	CAD	1,445	9
Citibank	2/17/15	USD	1,879	EUR	1,505	6
Citibank	2/23/15	MYR	1,964	USD	582	(5)
Citibank	2/23/15	USD	441	EUR	352	3
Citibank	2/23/15	USD	1,927	JPY	226,665	15
Credit Suisse	2/23/15	BRL	2,039	USD	784	(8)
Credit Suisse	2/23/15	MXN	34,371	USD	2,523	(66)
Credit Suisse	2/23/15	USD	315	CLP	189,360	6
Credit Suisse	2/23/15	USD	1,838	COP	3,978,377	58
Credit Suisse	2/23/15	USD	264	PEN	784	(2)
Deutsche Bank	12/5/14	PLN	15,450	USD	4,827	(232)
Deutsche Bank	12/8/14	INR	167,104	USD	2,723	(34)
Deutsche Bank	1/9/15	USD	1,063	GBP	662	27
Deutsche Bank	1/30/15	USD	1,543	EUR	1,210	37
Deutsche Bank	2/23/15	USD	3,895	HUF	954,474	29
Deutsche Bank	2/23/15	USD	1,099	ILS	4,213	18
Deutsche Bank	2/23/15	USD	701	PHP	31,706	(3)
Deutsche Bank	2/23/15	USD	2,290	ZAR	25,613	11
Goldman Sachs	12/5/14	USD	5,162	EUR	3,925	278
HSBC Bank	12/22/14	KRW	724,630	USD	684	(30)
HSBC Bank	12/22/14	USD	659	KRW	724,630	6
HSBC Bank	12/31/14	USD	5,252	EUR	4,212	10
HSBC Bank	2/23/15	IDR	15,000,277	USD	1,223	(11)
HSBC Bank	2/23/15	USD	1,338	GBP	854	4
HSBC Bank	2/23/15	USD	938	THB	30,989	(3)
JPMorgan Chase	12/8/14	INR	79,434	USD	1,289	(11)
JPMorgan Chase	12/12/14	CAD	6,090	USD	5,520	(197)
JPMorgan Chase	12/15/14	MXN	13,630	USD	1,025	(47)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $298,943)	$ 298,950
Interest and dividends receivable	3,064
Unrealized gain on forward currency exchange contracts	1,858
Receivable for shares sold	940
Foreign currency (cost $641)	638
Receivable for investment securities sold	354
Unrealized gain on bilateral swaps	7
Bilateral swap premiums paid	1
Other assets	58
Total assets	305,870
Liabilities	
Payable for investment securities purchased	8,620
Unrealized loss on forward currency exchange contracts	1,331
Payable for shares redeemed	267
Investment management fees payable	102
Due to affiliates	32
Bilateral swap premiums received	31
Variation margin payable on futures contracts	30
Unrealized loss on bilateral swaps	5
Other liabilities	198
Total liabilities	10,616
NET ASSETS	$ 295,254
Net Assets Consist of:	
Overdistributed net investment income	$ (755)
Accumulated undistributed net realized gain	4,412
Net unrealized gain	355
Paid-in capital applicable to 25,423,454 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	291,242
NET ASSETS	$ 295,254

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 11/30/14		Year Ended 5/31/14
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	5,274	$	9,156
Net realized gain (loss)		5,700		(2,831)
Change in net unrealized gain / loss		(9,365)		3,427
Increase in net assets from operations		1,609		9,752
Distributions to shareholders				
Net investment income				
Investor Class		(5,266)		(9,045)
Advisor Class		(46)		(48)
Net realized gain				
Investor Class		–		(3,205)
Advisor Class		–		(17)
Decrease in net assets from distributions		(5,312)		(12,315)
Capital share transactions*				
Shares sold				
Investor Class		70,967		83,897
Advisor Class		1,717		1,238
Distributions reinvested				
Investor Class		4,112		9,467
Advisor Class		45		62
Shares redeemed				
Investor Class		(31,712)		(130,658)
Advisor Class		(267)		(1,172)
Increase (decrease) in net assets from capital share transactions		44,862		(37,166)
Net Assets				
Increase (decrease) during period		41,159		(39,729)
Beginning of period		254,095		293,824
End of period	**$**	**295,254**	**$**	**254,095**
Overdistributed net investment income		(755)		(717)

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Strategic Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital appreciation. The fund has two classes of shares: the Strategic Income Fund original share class, referred to in this report as the Investor Class, offered since December 15, 2008, and the Strategic Income Fund–Advisor Class (Advisor Class), offered since December 15, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account by the fund’s custodian.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 30% and 35% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 20% and 33% of net assets.

Swaps The fund is subject to interest rate risk, and/or credit risk, in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2014, the notional amount of protection sold by the fund totaled $310,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At November 30, 2014, approximately 35% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At November 30, 2014, approximately 40% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2014, no collateral was pledged by the fund or counterparties for TBAs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. Government securities aggregated $149,112,000 and $115,028,000, respectively, for the six months ended November 30, 2014. Purchases and sales of U.S. government securities aggregated $40,717,000 and $30,978,000, respectively, for the six months ended November 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2014, the cost of investments for federal income tax purposes was $299,354,000. Net unrealized loss aggregated $56,000 at period-end, of which $8,767,000 related to appreciated investments and $8,823,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2014, the effective annual group fee rate was 0.29%.

The Advisor Class is also subject to a contractual expense limitation through September 30, 2015. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.95%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, expenses in the amount of $3,000 were reimbursed by Price Associates during the six months ended November 30, 2014. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $14,000 remain subject to repayment at November 30, 2014.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2014, expenses incurred pursuant to these service agreements were $105,000 for Price Associates; $83,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the six months ended November 30, 2014, are as follows:

As of November 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, representing 10% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Strategic Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 16, 2015